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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 16, 2004


                                 DRILLING, INC.
                                 --------------
             (Exact Name of Registrant as Specified in its Charter)



          Nevada                     000-33265                   87-0618509
          ------                     ---------                   ----------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)



         24 Corporate Plaza, Suite 180, Newport Beach, California 92660
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 720-4627


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 4.  Changes in Registrant's Certifying Accountant.

         On April 16, 2004, the Board of Directors of Drilling, Inc. ("Drilling") approved a change in auditors. The Board of Directors approved the dismissal of Pritchett Siler & Hardy PC ("Pritchett Siler & Hardy") as Drilling's independent public accountants and the selection of McKennon, Wilson & Morgan, LLP as their replacement.

         Pritchett Siler & Hardy's report on the financial statements of Drilling for the fiscal year ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principles except that the reports were modified as to uncertainty and contained a disclosure stating that the financial statements were prepared based on the assumption that Drilling would continue as a going concern.

         During Drilling's fiscal year ended December 31, 2003 and the subsequent interim period through April 16, 2004, there were no disagreements between Drilling and Pritchett Siler & Hardy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Pritchett Siler & Hardy's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on Drilling's financial statements for such year; and there were no reportable events as described in
Item 304(a)(1)(v) of Regulation S-K. Drilling provided Pritchett Siler & Hardy with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Pritchett Siler & Hardy's letter, dated April 16, 2004, stating its agreement with such statements.

         In addition, during Drilling's two most recent fiscal years ended December 31, 2003 and 2002 and the subsequent interim periods, Drilling did not consult with McKennon, Wilson & Morgan, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Drilling's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DRILLING, INC.
                                       (Registrant)


Date:  April 20, 2004                  By: /s/  Robert N. Shively
                                           -------------------------------------
                                           Robert N. Shively,
                                           President and Chief Executive Officer



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                                INDEX TO EXHIBITS


Exhibit No.        Description
-----------        -----------

16                 Letter from Pritchett Siler & Hardy PC, dated April 16, 2004.